UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 19, 2015

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Blvd, Suite 300, Northbrook, IL 60062

(Address of principal executive offices) (Zip Code)

(847) 239-8800

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure

On February 19, 2015, Andrea K. Tarbox, Vice President and Chief Financial Officer, and Michael Murphy, Vice President — Finance of KapStone Paper and Packaging Corporation, will give a company presentation at the Barclays Industrial Select Conference in Miami, Florida. A copy of the presentation materials to be used by Ms. Tarbox and Mr. Murphy are furnished as Exhibit 99.1 of this report.

Item 9.01         Financial Statements and Exhibits

(d)       Exhibits

99.1     Investor presentation materials.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 19, 2015

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation materials of KapStone Paper and Packaging Corporation, dated February 19, 2015.